ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
ACQUISITIONS AND DIVESTITURES
3.	ACQUISITIONS AND DIVESTITURES

The Acquisition of CommScope, Inc. by Carlyle

As discussed in Note 1, on January 14, 2011, funds affiliated with Carlyle completed the acquisition of CommScope, Inc. Net income (loss) during the periods January 15 – December 31, 2011 (Successor) and January 1 – January 14, 2011 (Predecessor) included certain charges that relate directly or indirectly to the acquisition by Carlyle, as listed below on a pretax basis:

	Successor	Predecessor
	January 15 - December 31, 2011	January 1 - January 14, 2011
	(in millions)
Purchase accounting adjustments, primarily related to the step-up of inventory to its estimated fair value, less costs to sell	$101.2	$—
Acquisition-related costs:
Selling, general and administrative	$84.1	$43.0
Other expense, net	$—	$41.8
Interest expense	$—	$74.0

iTRACS Corporation

In March 2013, the Company acquired substantially all of the assets and assumed certain liabilities of iTRACS Corporation (iTRACS) for approximately $34.0 million in cash. iTRACS develops and markets enterprise-class data center infrastructure management (DCIM) solutions. Net sales of iTRACS products and services were $0.8 million in 2013 and were reported in the Enterprise segment. The preliminary allocation of the purchase price, based on estimates of the fair values of assets acquired and liabilities assumed, is as follows:

Estimated Fair Value
(in millions)
Current assets	$1.6
Noncurrent assets, excluding intangible assets	0.7
Other intangible assets	13.1
Goodwill	19.8
Less: Liabilities assumed	(1.2)

Net acquisition cost	$34.0

The goodwill arising from the preliminary purchase price allocation of the iTRACS acquisition is believed to result from the company’s reputation in the marketplace and assembled workforce and is expected to be deductible for tax purposes.

As additional information is obtained, adjustments may be made to the preliminary purchase price allocation. The Company is still finalizing the valuation of the fair value of certain tangible and intangible assets acquired.

Redwood Systems, Inc.

In July 2013, the Company acquired Redwood Systems, Inc. (Redwood), a provider of LED lighting solutions and integrated sensor networks for data centers and buildings. Redwood was acquired for an initial payment of $9.8 million and contingent consideration with an estimated fair value at the date of acquisition of $12.4 million. The Company may be required to pay up to an additional $37.25 million of consideration if certain net sales targets of up to $55.0 million are met over various periods through July 31, 2015. In addition, there are retention payments for employees of Redwood of up to $11.75 million based on the same net sales targets as the contingent consideration. Net sales of Redwood products and services were $1.7 million in 2013 and are reported in the Enterprise segment. The preliminary allocation of the purchase price, based on estimates of the fair values of assets acquired and liabilities assumed, is as follows:

Estimated Fair Value
(in millions)
Current assets	$2.8
Deferred taxes	8.1
Other intangible assets	9.0
Goodwill	3.2
Other noncurrent assets	0.8
Less: Liabilities assumed	(1.7)

Net acquisition cost	$22.2

The goodwill arising from the preliminary purchase price allocation of the Redwood acquisition is believed to result from the company’s reputation in the marketplace and assembled workforce and is not expected to be deductible for tax purposes.

The Company is still finalizing the valuation of certain tax attributes and as additional information is obtained, adjustments may be made to the preliminary purchase price allocation.

Argus Technologies

In 2013, the Company made the final payment of $12.0 million for the 2011 acquisition of Argus Technologies.

BiMetals Sale

In December 2013, the Company sold certain assets of its BiMetals business. The Company received $23.0 million in cash and a note with a face value of $15.0 million and a term of up to 7 years. The estimated fair value of the note was $9.8 million. A portion of the Company’s identified intangible assets ($2.9 million) and goodwill ($6.5 million) were allocated to the sale transaction. The Company recorded a net gain on the transaction of $18.7 million that was reported in restructuring costs, net on the Consolidated Statement of Operations and Comprehensive Income (Loss). The gain on sale is reported in the Broadband segment. In connection with the sale, the Company entered into a supply agreement with the purchaser for bimetallic wire as needed for the manufacture of cables and other products. No portion of the gain was allocated to the supply agreement.